UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Inflation-Protected Securities Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-adviser is Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 4.76%, relative to a 5.69% return for the Bloomberg 1-10 Year U.S. TIPS Index, the Fund’s benchmark index.
Goldman Sachs Commentary
Market Overview: U.S. Consumer Price Index (“CPI”) increased 1.4% year-over-year in January 2021 and consensus expectations pointed to a modest upward trajectory for the subsequent six months. Instead, inflation rose sharply, closing the year just under 7%. A sharp increase in prices of goods - driven by robust demand and supply constraints - as well as higher energy prices, were the primary drivers of higher inflation. Of note, the robust labor market recovery and strength in housing create the potential for continued upward pressure in core inflation as we head into 2022.
Initially the U.S. Federal Reserve (“Fed”) attributed higher inflation to transitory factors related to the pandemic. Used car prices were a notable factor, accounting for around half of the rise in core CPI. However, inflation expectations marched higher throughout the year as uncertainty regarding the Fed’s reaction function under its Flexible Average Inflation Targeting framework sparked concern over inflationary pressure becoming more structural. By December, the Fed was no longer using the term “transitory,” with respect to inflation, setting the stage for a rapid tightening in policy conditions.
U.S. Treasury Inflation-Protected Securities (“TIPS”) were among the top performing fixed income sectors in 2021. The TIPS 1-30 year index gained 5.96% and the TIPS 1-10 year index returned 5.69%, outpacing the -2.32% and -1.72% returns delivered by the U.S. Treasury 1-30 year and U.S. Treasury 1-10 year indexes, respectively. Strong TIPS performance was driven by continued Fed purchases and robust demand from retail investors. With the Fed now considering balance sheet rundown, what was a fairly strong tailwind for TIPS in 2021 may become an important headwind in the second half of 2022.
Performance Attribution: The Fund’s duration and yield curve positioning detracted from returns given the modest underweight to U.S. rates. The U.S. yield curve steepened in the first quarter due to global rates sell-off. However, the Fed cemented its dovish policy at the March Federal Open Market Committee (“FOMC”) meeting and the yield curve flattened. The Fed announced its taper plan at its November FOMC meeting. In December, the Fed announced its accelerated taper plan which will likely conclude in March 2022.
The Fund’s sector allocation strategy contributed to returns in 2021, specifically an overweight to the collateralized loan obligation (“CLO”) sector and investment grade corporate bond sector. Risk assets were well supported all year, driven by a rapid vaccine roll out, reopening of the economy, continued fiscal and monetary support, and, in turn, strong economic growth. CLO AAA-rated spreads tightened eight basis points (“bps”) and U.S. investment grade credit spreads tightened four bps over the year.
The Fund’s security selection strategy detracted from performance in 2021. Within TIPS, the underweight to shorter dated TIPS relative to longer dated TIPS detracted from returns, as inflation increased, driving short-dated inflation expectations higher. The Fund’s selection within the TIPS sector also detracted from performance. Overall, the securitized selection did not impact relative performance. The Fund’s selection of CLOs and commercial mortgage-backed securities contributed to performance, but this was offset by the selection of specific collateralized mortgage obligations.
Outlook: We anticipate a modest pullback in U.S. inflation from current levels by year-end. However, we recognize that rapid improvement in the U.S. labor market and robust housing markets will keep inflation stubbornly high for the first half of the year. Energy prices also remain a source of potential upside risk as the economy reopens. That said, prices for certain components of inflation should recede in the coming months as a demand rotation from goods to services, as well as an increase in inventories, helps to clear bottleneck price pressures. Looking ahead, wage pressures will be important as the labor market rapidly approaches full employment. Overall, we expect inflation to retreat somewhat from current levels, but recognize that risks are skewed toward firmer inflation, which may elicit an even stronger policy response.
Easy financial conditions and negative real yields suggest there is room for the Fed’s normalization to outpace current market-implied pricing. Specifically, balance sheet runoff may be accelerated relative to the last episode of policy tightening given the larger size of the Fed’s holdings. This removal of liquidity may challenge financial assets that benefited from Fed buying over the past several years. While we remain constructive on the growth outlook for 2022, we will be mindful of liquidity as a key barometer of financial conditions more broadly.
With Fed tapering accelerating and balance sheet runoff in sight, a strong tailwind that benefited TIPS in 2021 may become a headwind in the second half of 2022. The TIPS breakeven curve is inverted, reflecting high near-term inflation prospects relative to long-term inflation outcomes. We believe this is a rational view and think any weakness in TIPS this year may present an opening to add exposure. Finally, given the potential for balance sheet pressures later in 2022, we favor inflation swaps over cash TIPS, while investing in assets that benefit from the ongoing economic recovery such as bank loans, U.S. high yield corporate credit and commercial real estate.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 5, 2018 (inception) through December 31, 2018.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	5.18%	N/A	4.67%
Investor Class	4.76%	N/A	4.30%
(a) Institutional Class and Investor Class inception date was January 5, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2021 (unaudited)
Rating	Percentage of Fund Investments
Aaa	78.11%
Aa1	0.19
Aa2	0.47
Aa3	0.69
A1	0.49
A2	0.11
A3	0.80
Baa1	2.72
Baa2	4.91
Baa3	5.54
Ba1	1.48
Ba2	0.45
Ba3	0.20
B1	0.05
Not Rated	3.73
Short Term Investments	0.06
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,032.30	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$1,030.00	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 17.01%
$ 2,000,000	AIG Ltd(a)(b) Series 2019-2A Class AR 1.23%, 10/25/2033 3-mo. LIBOR + 1.10%	$ 1,999,184
	Anchorage Capital Ltd(a)(b)
	Series 2014-3RA Class A
3,675,000	1.18%, 01/28/2031 3-mo. LIBOR + 1.05%	3,675,305
	Series 2014-4RA Class A
5,000,000	1.18%, 01/28/2031 3-mo. LIBOR + 1.05%	5,002,325
	Series 2020-15A Class AR
2,400,000	1.33%, 07/20/2034 3-mo. LIBOR + 1.20%	2,402,222
4,950,000	Apidos XII Ltd(a)(b) Series 2013-12A Class AR 1.20%, 04/15/2031 3-mo. LIBOR + 1.08%	4,950,064
6,750,000	Benefit Street Partners VIII Ltd(a)(b) Series 2015-8A Class A1AR 1.23%, 01/20/2031 3-mo. LIBOR + 1.10%	6,743,149
3,400,000	BlueMountain XXXI Ltd(a)(b) Series 2021-31A Class A1 1.27%, 04/19/2034 3-mo. LIBOR + 1.15%	3,396,325
3,400,000	Cathedral Lake VI Ltd(a)(b) Series 2021-6A Class AN 1.38%, 04/25/2034 3-mo. LIBOR + 1.25%	3,402,227
	Cathedral Lake VII Ltd(a)(b)
	Series 2021-7RA Class C
350,000	2.69%, 01/15/2032 3-mo. LIBOR + 2.57%	345,238
	Series 2021-7RA Class D
700,000	4.40%, 01/15/2032 3-mo. LIBOR + 4.28%	700,006
2,400,000	Crown City III(a)(b) Series 2021-1A Class A1A 1.30%, 07/20/2034 3-mo. LIBOR + 1.17%	2,397,300
4,250,000	Dryden Ltd(a)(b) Series 2018-57A Class A 1.17%, 05/15/2031 3-mo. LIBOR + 1.01%	4,250,042
845,992	Educational Funding of the South Inc(b) Series 2011-1 Class A2 0.78%, 04/25/2035 3-mo. LIBOR + 0.65%	847,864
500,000	Ford Credit Auto Owner Trust(a) Series 2021-1 Class A 1.37%, 10/17/2033	493,926
4,600,000	Galaxy XXI Ltd(a)(b) Series 2015-21A Class AR 1.15%, 04/20/2031 3-mo. LIBOR + 1.02%	4,600,092
Principal Amount		Fair Value
Non-Agency — (continued)
$ 800,000	Gulf Stream Meridian 3 Ltd(a)(b) Series 2021-IIIA Class A2 1.87%, 04/15/2034 3-mo. LIBOR + 1.75%	$ 798,908
	ICG Ltd(a)(b)
	Series 2018-1A Class A1
1,250,000	1.19%, 04/21/2031 3-mo. LIBOR + 1.06%	1,245,797
	Series 2021-1A Class C
1,750,000	2.32%, 04/17/2034 3-mo. LIBOR + 2.20%	1,738,200
2,500,000	Jamestown XVI Ltd(a)(b) Series 2021-16A Class A 1.33%, 07/25/2034 3-mo. LIBOR + 1.20%	2,501,155
650,000	Lupdateer Capital Commercial Mortgage Trust(a)(b) Series 2021-FL2 Class A 1.31%, 12/13/2038 1-mo. LIBOR + 1.20%	649,603
3,083,523	Madison Park Funding XXX LTD(a)(b) Series 2018-30A Class A 0.87%, 04/15/2029 3-mo. LIBOR + 0.75%	3,083,597
700,000	MF1 Multifamily Housing Mortgage Loan Trust(a)(b) Series 2021-FL6 Class A 1.20%, 07/16/2036 1-mo. LIBOR + 1.10%	698,728
888,307	PHEAA Student Loan Trust(a)(b) Series 2012-1A Class A1 0.65%, 05/25/2057 1-mo. LIBOR + 0.55%	875,599
5,000,000	RR 3 Ltd(a)(b) Series 14-14A Class A1R2 1.21%, 01/15/2030 3-mo. LIBOR + 1.09%	5,000,115
250,000	Sound Point IV-R Ltd(a)(b) Series 2013-3RA Class D 3.38%, 04/18/2031 3-mo. LIBOR + 3.25%	236,590
4,000,000	Sound Point XX Ltd(a)(b) Series 2018-2A Class A 1.24%, 07/26/2031 3-mo. LIBOR + 1.10%	4,000,512
48,969	Student Loan Consolidation Center Student Loan Trust I(a)(b) Series 2011-1 Class A 1.32%, 10/25/2027 1-mo. LIBOR + 1.22%	48,988
2,000,000	TCW Ltd(a)(b) Series 2021-1A Class A 1.30%, 03/18/2034 3-mo. LIBOR + 1.17%	2,000,776
2,000,000	Trinitas VI Ltd(a)(b) Series 2017-6A Class CRR1 2.38%, 01/25/2034 3-mo. LIBOR + 2.25%	1,972,406

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
$ 6,650,000	Vibrant VIII Ltd(a)(b) Series 2018-8A Class A1A 1.35%, 01/20/2031 3-mo. LIBOR + 1.14%	$ 6,643,117
6,650,000	Voya Ltd(a)(b) Series 2016-1A Class A1R 1.20%, 01/20/2031 3-mo. LIBOR + 1.07%	6,668,673
TOTAL ASSET-BACKED SECURITIES — 17.01% (Cost $83,382,647)		$ 83,368,033
CORPORATE BONDS AND NOTES
Basic Materials — 0.27%
210,000	ArcelorMittal SA(c) 4.25%, 07/16/2029	229,936
185,000	CF Industries Inc 5.38%, 03/15/2044	233,303
215,000	Freeport-McMoRan Inc 4.63%, 08/01/2030	230,588
400,000	Glencore Funding LLC(a) 1.63%, 04/27/2026	392,442
250,000	Steel Dynamics Inc 1.65%, 10/15/2027	244,498
		1,330,767
Communications — 1.95%
2,000,000	AT&T Inc 2.30%, 06/01/2027	2,034,707
1,800,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	1,981,995
250,000	Expedia Group Inc 2.95%, 03/15/2031	249,645
205,000	Netflix Inc 4.88%, 04/15/2028	233,700
590,000	Prosus NV 3.68%, 01/21/2030	607,205
185,000	Telecom Italia Capital SA 7.20%, 07/18/2036	212,114
	T-Mobile USA Inc
1,875,000	3.75%, 04/15/2027	2,030,438
230,000	3.38%, 04/15/2029	234,356
1,750,000	Verizon Communications Inc 4.33%, 09/21/2028	1,987,921
		9,572,081
Consumer, Cyclical — 0.52%
125,000	AutoNation Inc 1.95%, 08/01/2028	122,226
825,000	General Motors Financial Co Inc 1.25%, 01/08/2026	807,212
220,000	Lithia Motors Inc(a) 4.38%, 01/15/2031	234,850
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
	Lowe's Cos Inc
$ 525,000	1.30%, 04/15/2028	$ 503,126
425,000	1.70%, 09/15/2028	416,441
215,000	Mattel Inc(a) 5.88%, 12/15/2027	231,117
215,000	Newell Brands Inc 4.88%, 06/01/2025	234,350
		2,549,322
Consumer, Non-Cyclical — 2.75%
1,075,000	AbbVie Inc 3.20%, 11/21/2029	1,149,382
110,000	Adventist Health System 2.95%, 03/01/2029	114,976
750,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc 3.65%, 02/01/2026	805,241
675,000	Banner Health 2.34%, 01/01/2030	683,266
	Baxter International Inc(a)
500,000	2.27%, 12/01/2028	503,622
550,000	2.54%, 02/01/2032	555,620
245,000	Baylor Scott & White Holdings 1.78%, 11/15/2030	236,446
925,000	Becton Dickinson and Co 3.70%, 06/06/2027	1,008,040
235,000	Centene Corp 2.50%, 03/01/2031	228,776
925,000	Cigna Corp 4.13%, 11/15/2025	1,011,596
925,000	Constellation Brands Inc 3.70%, 12/06/2026	999,195
925,000	CVS Health Corp 3.88%, 07/20/2025	994,086
755,000	Emory University 2.14%, 09/01/2030	765,448
200,000	HCA Inc 5.63%, 09/01/2028	233,698
900,000	IHS Markit Ltd 4.25%, 05/01/2029	1,023,750
230,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(a) 3.75%, 12/01/2031	233,450
375,000	JDE Peet's NV(a) 1.38%, 01/15/2027	362,144
1,025,000	Keurig Dr Pepper Inc 4.60%, 05/25/2028	1,165,703
170,000	Kraft Heinz Foods Co 6.50%, 02/09/2040	241,782
225,000	Pilgrim's Pride Corp(a) 4.25%, 04/15/2031	236,250
235,000	PRA Health Sciences Inc(a) 2.88%, 07/15/2026	235,294
255,000	Rush Obligated Group 3.92%, 11/15/2029	284,783
180,000	Stanford Health Care 3.31%, 08/15/2030	193,406

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 130,000	Sutter Health 2.29%, 08/15/2030	$ 129,811
60,000	University of Chicago 5.42%, 10/01/2030	71,577
		13,467,342
Energy — 2.05%
1,240,000	Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/02/2029	1,364,000
220,000	Cheniere Energy Partners LP 4.50%, 10/01/2029	233,200
210,000	DCP Midstream Operating LP 5.63%, 07/15/2027	237,300
	Energy Transfer LP
1,000,000	4.20%, 04/15/2027	1,085,064
325,000	5.50%, 06/01/2027	370,711
205,000	EQT Corp 6.63%, 02/01/2025	231,139
200,000	KazMunayGas National Co JSC 5.38%, 04/24/2030	233,100
200,000	Lukoil International Finance BV 4.75%, 11/02/2026	213,656
1,440,000	Lukoil Securities BV 3.88%, 05/06/2030	1,466,352
525,000	Lundin Energy Finance BV(a) 2.00%, 07/15/2026	521,321
1,050,000	MPLX LP 1.75%, 03/01/2026	1,039,436
180,000	Ovintiv Inc 6.50%, 08/15/2034	231,600
150,000	Phillips 66 1.30%, 02/15/2026	146,739
	Qatar Energy(a)
760,000	2.25%, 07/12/2031	752,832
510,000	3.30%, 07/12/2051	524,978
900,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	999,201
210,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.88%, 01/15/2029	234,944
150,000	TechnipFMC PLC(a) 6.50%, 02/01/2026	160,590
		10,046,163
Financial — 3.62%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,175,000	2.45%, 10/29/2026	1,184,635
675,000	3.00%, 10/29/2028	684,542
250,000	3.30%, 01/30/2032	254,693
375,000	Air Lease Corp 2.88%, 01/15/2026	386,790
925,000	American International Group Inc 3.90%, 04/01/2026	1,002,520
Principal Amount		Fair Value
Financial — (continued)
$ 325,000	Aviation Capital Group LLC(a) 1.95%, 01/30/2026	$ 316,997
500,000	Avolon Holdings Funding Ltd(a) 4.25%, 04/15/2026	529,847
200,000	Banco Santander SA 2.75%, 12/03/2030	195,712
925,000	Bank of America Corp 4.18%, 11/25/2027	1,012,082
	BNP Paribas SA(a)
975,000	3.38%, 01/09/2025	1,023,748
625,000	1.32%, 01/13/2027	608,163
950,000	BPCE SA(a) 1.65%, 10/06/2026	937,302
210,000	CIT Group Inc 5.25%, 03/07/2025	231,342
875,000	Citigroup Inc 0.78%, 10/30/2024	869,786
950,000	Crown Castle International Corp REIT 3.65%, 09/01/2027	1,020,553
375,000	Deutsche Bank AG 2.13%, 11/24/2026	374,385
400,000	Host Hotels & Resorts LP 2.90%, 12/15/2031	394,157
320,000	Huarong Finance II Ltd 4.63%, 06/03/2026	329,558
300,000	Invitation Homes Operating Partnership LP 2.30%, 11/15/2028	296,732
445,000	Invitation Homes Operating Partnership LP REIT 2.00%, 08/15/2031	419,054
375,000	JPMorgan Chase & Co 4.02%, 12/05/2024	395,388
235,000	LPL Holdings Inc(a) 4.00%, 03/15/2029	240,581
550,000	Macquarie Bank Ltd(a) 3.05%, 03/03/2036	542,204
725,000	Morgan Stanley 2.48%, 09/16/2036	698,139
230,000	MPT Operating Partnership LP / MPT Finance Corp REIT 3.50%, 03/15/2031	232,588
975,000	NatWest Group PLC 4.27%, 03/22/2025	1,031,792
235,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(a) 3.63%, 03/01/2029	235,881
230,000	VICI Properties LP / VICI Note Co Inc REIT(a)(c) 3.50%, 02/15/2025	233,450
1,875,000	Wells Fargo & Co 4.10%, 06/03/2026	2,043,662
		17,726,283
Industrial — 0.75%
215,000	AECOM 5.13%, 03/15/2027	234,209
235,000	Atkore Inc(a) 4.25%, 06/01/2031	240,875

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Industrial — (continued)
$ 300,000	Berry Global Inc 1.57%, 01/15/2026	$ 293,556
650,000	Boeing Co 5.15%, 05/01/2030	757,316
235,000	Hillenbrand Inc 3.75%, 03/01/2031	235,588
235,000	Masonite International Corp(a) 3.50%, 02/15/2030	232,356
1,190,000	Mexico City Airport Trust 3.88%, 04/30/2028	1,231,501
230,000	Mueller Water Products Inc(a) 4.00%, 06/15/2029	232,300
25,000	Nature Conservancy 1.30%, 07/01/2028	24,378
200,000	Waste Management Inc 1.15%, 03/15/2028	190,869
		3,672,948
Technology — 1.67%
	Broadcom Inc(a)
975,000	2.45%, 02/15/2031	956,000
1,925,000	3.14%, 11/15/2035	1,936,470
	Dell International LLC / EMC Corp
150,000	5.85%, 07/15/2025	170,017
950,000	6.02%, 06/15/2026	1,098,059
25,000	5.30%, 10/01/2029	29,305
25,000	6.20%, 07/15/2030	31,547
210,000	Fair Isaac Corp(a) 5.25%, 05/15/2026	230,818
1,700,000	Fiserv Inc 3.20%, 07/01/2026	1,797,449
925,000	Hewlett Packard Enterprise Co 4.90%, 10/15/2025	1,026,150
225,000	MSCI Inc(a) 3.63%, 09/01/2030	230,062
125,000	Skyworks Solutions Inc 3.00%, 06/01/2031	125,993
325,000	VMware Inc 1.80%, 08/15/2028	316,275
215,000	Western Digital Corp 4.75%, 02/15/2026	235,090
		8,183,235
Utilities — 0.09%
220,000	NRG Energy Inc(a) 5.25%, 06/15/2029	235,705
230,000	Vistra Operations Co LLC(a) 5.00%, 07/31/2027	238,698
		474,403
TOTAL CORPORATE BONDS AND NOTES — 13.67% (Cost $68,046,045)		$ 67,022,544
Principal Amount		Fair Value
FOREIGN GOVERNMENT BONDS AND NOTES
	African Export-Import Bank(a)
$ 200,000	2.63%, 05/17/2026	$ 200,548
200,000	3.80%, 05/17/2031	204,000
	Indonesia Government International Bond
4,800,000	4.35%, 01/08/2027	5,342,227
630,000	3.50%, 01/11/2028	679,530
1,650,000	Israel Government International Bond 3.25%, 01/17/2028	1,787,617
	Mexico Government International Bond
740,000	3.25%, 04/16/2030	757,671
530,000	2.66%, 05/24/2031	516,755
	Perusahaan Penerbit SBSN Indonesia III
890,000	4.55%, 03/29/2026	997,201
300,000	4.15%, 03/29/2027	332,040
720,000	Qatar Government International Bond 4.50%, 04/23/2028	826,704
3,110,000	Romanian Government International Bond 3.00%, 02/14/2031	3,153,702
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 3.02% (Cost $15,041,112)		$ 14,797,995
MORTGAGE-BACKED SECURITIES
Non-Agency — 4.38%
1,600,000	BANK Series 2017-BNK5 Class A5 3.39%, 06/15/2060	1,720,611
900,000	BX Commercial Mortgage Trust(a)(b) Series 2021-CIP Class A 1.03%, 12/15/2028 1-mo. LIBOR + 0.92%	899,720
650,000	BX Trust(a)(b) Series 2021-ARIA Class C 1.75%, 10/15/2036 1-mo. LIBOR + 1.64%	647,558
2,750,000	BXHPP Trust(a)(b) Series 2021-FILM Class A 0.76%, 08/15/2036 1-mo. LIBOR + 0.65%	2,735,547
1,050,000	CIM Retail Portfolio Trust(a)(b) Series 2021-RETL Class A 1.51%, 08/15/2036 1-mo. LIBOR + 1.40%	1,047,357
1,300,000	ELP Commercial Mortgage Trust(a)(b) Series 2021-ELP Class A 0.81%, 11/15/2038 1-mo. LIBOR + 0.70%	1,292,310

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
$ 2,387,579	Extended Stay America Trust(a)(b) Series 2021-ESH Class A 1.19%, 07/15/2038 1-mo. LIBOR + 1.08%	$ 2,390,722
4,300,000	Great Wolf Trust(a)(b) Series 2019-WOLF Class A 1.14%, 12/15/2036 1-mo. LIBOR + 1.03%	4,294,766
1,477,959	JP Morgan Chase Commercial Mortgage Securities Trust (d) Series 2013-C13 Class A4 3.99%, 01/15/2046	1,527,087
949,000	JP Morgan Mortgage Trust(a)(d) Series 2021-LTV2 Class A1 2.52%, 05/25/2052	949,555
392,355	KKR Industrial Portfolio Trust(a)(b) Series 2021-KDIP Class A 0.66%, 12/15/2037 1-mo. LIBOR + 0.55%	389,914
1,149,938	Ready Capital Mortgage Financing LLC(a)(b) Series 2021-FL7 Class A 1.30%, 11/25/2036 1-mo. LIBOR + 1.20%	1,149,250
2,350,000	Starwood Trust(a)(b) Series 2021-FLWR Class A 0.69%, 07/15/2036 1-mo. LIBOR + 0.57%	2,321,926
123,000	Verus Securitization Trust(a)(d) Series 2021-8 Class A1 1.82%, 11/25/2066	122,926
		21,489,249
U.S. Government Agency — 2.26%
	Federal Home Loan Mortgage Corp
2,022	4.50%, 10/01/2025	2,163
875,787	4.50%, 05/01/2049	938,713
170,000	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit(a)(b) Series 2021-DNA5 Class M2 1.70%, 01/25/2034 1-mo. SOFR + 1.65%	170,728
	Federal National Mortgage Association
1,838,998	4.50%, 07/01/2048	1,974,011
613,151	4.50%, 02/01/2049	657,880
100,397	4.50%, 01/01/2050	107,406
278,436	4.50%, 02/01/2050	297,739
35,908	4.50%, 08/01/2050	38,423
206,000	Federal National Mortgage Association Connecticut Avenue Securities Trust(a)(b) Series 2021-R03 Class 1M2 1.70%, 12/25/2041 1-mo. SOFR + 1.65%	206,165
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Government National Mortgage Association
$ 2,427,404	4.50%, 10/20/2048	$ 2,566,259
1,848,488	5.00%, 12/20/2048	1,972,345
2,000,000	Uniform Mortgage-Backed Security(e) 4.50%, TBA	2,142,459
		11,074,291
TOTAL MORTGAGE-BACKED SECURITIES — 6.64% (Cost $32,755,400)		$ 32,563,540
MUNICIPAL BONDS AND NOTES
180,000	Bay Area Toll Authority 1.63%, 04/01/2028	177,566
90,000	California Statewide Communities Development Authority 1.88%, 02/01/2031	88,250
240,000	Chicago O'Hare International Airport 2.35%, 01/01/2030	241,781
65,000	City of Houston Texas Airport System Revenue 2.24%, 07/01/2029	65,254
30,000	City of New Orleans Louisiana Water System Revenue 1.46%, 12/01/2028	28,881
	City of Tucson Arizona
20,000	1.46%,07/01/2028	19,422
145,000	1.93%,07/01/2031	142,431
85,000	Metropolitan Transportation Authority 5.99%, 11/15/2030	105,669
	Municipal Improvement Corp of Los Angeles
160,000	1.65%,11/01/2028	156,969
490,000	2.07%,11/01/2030	485,845
	Port of Oakland
70,000	1.95%,05/01/2028	70,161
80,000	2.20%,05/01/2031	79,478
35,000	San Jose Financing Authority 1.86%, 06/01/2030	34,299
5,000	State of Maryland Department of Transportation 1.30%, 08/01/2028	4,844
TOTAL MUNICIPAL BONDS AND NOTES — 0.35% (Cost $1,729,808)		$ 1,700,850
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
2,537,796	0.13%, 04/15/2025	2,714,538
2,615,606	0.13%, 04/15/2026	2,822,569
39,982,289	0.13%, 07/15/2026	43,405,982

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 1,133,653	0.13%, 10/15/2026	$ 1,232,760
13,076,128	0.38%, 01/15/2027	14,381,740
15,716,730	0.38%, 07/15/2027	17,435,849
15,137,685	0.50%, 01/15/2028	16,936,811
35,206,630	0.75%, 07/15/2028	40,315,901
36,695,565	0.88%, 01/15/2029	42,431,884
13,501,375	0.25%, 07/15/2029	15,126,948
6,667,046	0.13%, 01/15/2030	7,399,281
8,630,160	0.13%, 07/15/2030	9,654,947
19,125,180	0.13%, 01/15/2031	21,411,818
20,639,400	0.13%, 07/15/2031	23,198,084
2,943,264	2.13%, 02/15/2040	4,503,076
1,068,102	1.38%, 02/15/2044	1,523,536
TOTAL U.S. TREASURY BONDS AND NOTES — 53.97% (Cost $248,793,499)		$264,495,724
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.06%
271,200	Repurchase agreement (principal amount/value $271,354 with a maturity value of $271,355) with Citigroup Global Markets Inc, 0.05%, dated 12/31/21 to be repurchased at $271,200 on 1/3/22 collateralized by U.S. Treasury securities, 0.00% - 2.38%, 1/4/22 - 11/15/51, with a value of $276,781.(f)	271,200
TOTAL SHORT TERM INVESTMENTS — 0.06% (Cost $271,200)		$ 271,200
TOTAL INVESTMENTS — 94.72% (Cost $450,019,711)		$464,219,886
OTHER ASSETS & LIABILITIES, NET — 5.28%		$ 25,887,070
TOTAL NET ASSETS — 100.00%		$490,106,956
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2021.
(c)	All or a portion of the security is on loan at December 31, 2021.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(f)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2021
At December 31, 2021, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Note Futures	191	USD	24,919,531	March 2022	$ (24,892)
U.S. 2 Year Treasury Note Futures	391	USD	85,305,204	March 2022	(71,684)
U.S. 5 Year Treasury Note Futures	211	USD	25,526,055	March 2022	74,230
Short
U.S. Long Bond Futures	74	USD	11,872,375	March 2022	(177,024)
U.S. Ultra Bond Futures	12	USD	2,365,500	March 2022	9,066
U.S. 10 Year Ultra Bond Futures	155	USD	22,697,813	March 2022	(253,661)
				Net Depreciation	$(443,965)
At December 31, 2021, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
0.09%	3-mo. LIBOR	34,760,000	July 25, 2024	$(137,084)	Quarterly
1-day SOFR	0.50%	5,070,000	March 16, 2025	(14,893)	Quarterly
1.25%	1-day SOFR	5,380,000	March 16, 2029	40,275	Quarterly
1-day SOFR	1.53%	7,140,000	September 22, 2031	(476)	Quarterly
1.63%	1-day SOFR	8,560,000	September 22, 2036	32,338	Quarterly
			Net Depreciation	$ (79,840)
At December 31, 2021, the Fund held the following outstanding centrally cleared inflation swaps:
Rate Paid by the Fund	Rate Received by the Fund	Notional Amount	Termination Date	Unrealized Appreciation	Payment Frequency
2.16%	CPI	20,700,000	January 09, 2023	210,754	At Maturity
1.09%	CPI	27,600,000	June 12, 2023	1,217,870	At Maturity
2.17%	CPI	20,000,000	January 09, 2024	391,633	At Maturity
2.35%	CPI	7,400,000	February 18, 2024	321,602	At Maturity
2.25%	CPI	28,200,000	February 20, 2024	526,316	At Maturity
2.78%	CPI	19,800,000	May 06, 2024	694,934	At Maturity
1.77%	CPI	18,200,000	August 05, 2024	771,630	At Maturity
1.72%	CPI	21,200,000	September 23, 2025	1,732,400	At Maturity
2.06%	CPI	13,300,000	December 23, 2025	934,475	At Maturity
			Net Appreciation	$6,801,614
Abbreviations:
CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
Currency Abbreviations
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Inflation-Protected Securities Fund
ASSETS:
Investments in securities, fair value (including $260,386 of securities on loan)(a)	$463,948,686
Repurchase agreements, fair value(b)	271,200
Cash	21,689,972
Cash pledged on futures contracts	550,359
Cash pledged on centrally cleared swaps	4,692,988
Interest receivable	1,484,551
Subscriptions receivable	795,981
Total Assets	493,433,737
LIABILITIES:
Payable for TBA investments purchased	2,140,664
Payable for director fees	3,085
Payable for other accrued fees	63,060
Payable for shareholder services fees	1,828
Payable to investment adviser	121,605
Payable upon return of securities loaned	271,200
Redemptions payable	489,771
Variation margin on futures contracts	67,003
Variation margin on centrally cleared swaps	168,565
Total Liabilities	3,326,781
NET ASSETS	$490,106,956
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,648,973
Paid-in capital in excess of par	458,927,709
Undistributed/accumulated earnings	26,530,274
NET ASSETS	$490,106,956
NET ASSETS BY CLASS
Investor Class	$6,193,953
Institutional Class	$483,913,003
CAPITAL STOCK:
Authorized
Investor Class	30,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	582,427
Institutional Class	45,907,300
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.63
Institutional Class	$10.54
(a) Cost of investments	$449,748,511
(b) Cost of repurchase agreements	$271,200
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest	$16,190,646
Income from securities lending	3,098
Total Income	16,193,744
EXPENSES:
Management fees	1,552,953
Shareholder services fees – Investor Class	21,970
Audit and tax fees	49,268
Custodian fees	17,703
Director's fees	17,642
Legal fees	10,361
Pricing fees	39,519
Registration fees	53,285
Shareholder report fees	115
Transfer agent fees	7,025
Other fees	2,831
Total Expenses	1,772,672
Less amount waived by investment adviser	103,562
Net Expenses	1,669,110
NET INVESTMENT INCOME	14,524,634
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	1,950,041
Net realized gain on interest rate swaps	120,707
Net realized gain on futures contracts	433,795
Net realized gain on inflation swaps	6,119,547
Net Realized Gain	8,624,090
Net change in unrealized depreciation on investments	(5,390,416)
Net change in unrealized depreciation on interest rate swaps	(4,378)
Net change in unrealized appreciation on inflation swaps	6,508,837
Net change in unrealized depreciation on futures contracts	(647,780)
Net Change in Unrealized Appreciation	466,263
Net Realized and Unrealized Gain	9,090,353
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,614,987
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Inflation-Protected Securities Fund	2021	2020
OPERATIONS:
Net investment income	$14,524,634	$4,291,331
Net realized gain	8,624,090	7,907,007
Net change in unrealized appreciation	466,263	16,074,986
Net Increase in Net Assets Resulting from Operations	23,614,987	28,273,324
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(188,010)	(101,633)
Class L(a)	-	(16)
Institutional Class	(17,160,501)	(10,520,170)
From Net Investment Income and Net Realized Gains	(17,348,511)	(10,621,819)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	1,858,785	2,441,823
Institutional Class	111,421,244	121,957,229
Shares issued in reinvestment of distributions
Investor Class	188,010	101,633
Class L(a)	-	16
Institutional Class	17,160,501	10,520,170
Shares redeemed
Investor Class	(1,819,829)	(1,775,867)
Class L(a)	-	(75,475)
Institutional Class	(84,932,158)	(140,616,661)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	43,876,553	(7,447,132)
Total Increase in Net Assets	50,143,029	10,204,373
NET ASSETS:
Beginning of year	439,963,927	429,759,554
End of year	$490,106,956	$439,963,927
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	175,609	247,036
Institutional Class	10,508,254	11,928,546
Shares issued in reinvestment of distributions
Investor Class	17,753	9,752
Class L(a)	-	2
Institutional Class	1,632,856	1,017,585
Shares redeemed
Investor Class	(170,666)	(196,518)
Class L(a)	-	(1,059)
Institutional Class	(8,003,690)	(14,241,146)
Net Increase (Decrease)	4,160,116	(1,235,802)
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2021	$10.46	0.29	0.20	0.49	—	(0.26)	(0.06)	(0.32)	$10.63	4.76%
12/31/2020	$ 9.92	0.08	0.67	0.75	—	(0.10)	(0.11)	(0.21)	$10.46	7.57%
12/31/2019	$ 9.47	0.18	0.42	0.60	—	(0.15)	—	(0.15)	$ 9.92	6.35%
12/31/2018 (d)	$10.00	0.20	(0.32)	(0.12)	(0.01)	(0.40)	—	(0.41)	$ 9.47	(1.22%) (e)
Institutional Class
12/31/2021	$10.39	0.33	0.20	0.53	—	(0.32)	(0.06)	(0.38)	$10.54	5.18%
12/31/2020	$ 9.86	0.11	0.68	0.79	—	(0.15)	(0.11)	(0.26)	$10.39	8.02%
12/31/2019	$ 9.45	0.22	0.41	0.63	—	(0.22)	—	(0.22)	$ 9.86	6.65%
12/31/2018 (d)	$10.00	0.24	(0.33)	(0.09)	(0.01)	(0.45)	—	(0.46)	$ 9.45	(0.89%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)(g)
Investor Class
12/31/2021	$ 6,194	1.12%	0.70%	2.75%	137%
12/31/2020	$ 5,855	1.14%	0.70%	0.75%	98%
12/31/2019	$ 4,953	1.00%	0.70%	1.85%	66%
12/31/2018 (d)	$ 5,878	1.07% (h)	0.70% (h)	2.06% (h)	114% (e)
Institutional Class
12/31/2021	$483,913	0.37%	0.35%	3.09%	137%
12/31/2020	$434,109	0.37%	0.35%	1.08%	98%
12/31/2019	$424,797	0.36%	0.35%	2.23%	66%
12/31/2018 (d)	$367,200	0.37% (h)	0.35% (h)	2.42% (h)	114% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 46% and 84% for the years ended December 2021 and 2020, respectively ..
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INFLATION-PROTECTED SECURITIES FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Inflation-Protected Securities Fund (the Fund) are included herein. The investment objective of the Fund is to seek real return consistent with the preservation of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2021

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Inflation Swaps	Interest rate curves, CPI or relevant inflation index curves, LIBOR/OIS curves, reported trades, and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Annual Report - December 31, 2021

Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities. At December 31, 2021, there were no mortgage dollar rolls held.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Treasury Inflation-Protected Securities
For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.

Annual Report - December 31, 2021

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the period ended December 31, 2021 was as follows:
	2021	2020
Ordinary income	$14,614,351	$6,254,047
Long-term capital gain	2,734,160	4,367,772
	$17,348,511	$10,621,819
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$6,791,279
Undistributed long-term capital gains	2,847,785
Capital loss carryforwards	—
Post-October losses	(4,030,739)
Net unrealized appreciation	20,921,949
Tax composition of capital	$26,530,274
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(6,035)	$(4,024,704)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$449,575,746
Gross unrealized appreciation on investments	23,300,397
Gross unrealized depreciation on investments	(2,378,448)
Net unrealized appreciation on investments	$20,921,949

Annual Report - December 31, 2021

Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund has determined there is not a material impact of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including inflation swaps, interest rate swaps and futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Inflation Risk - The risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Annual Report - December 31, 2021

Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 583 futures contracts, net of both long and short positions, for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $72,368,923 in interest rate swaps for the reporting period. Interest rate swaps are reported on a table following the Schedule of Investments.
Inflation Swaps
The Fund enters into inflation swap contracts to gain exposure to inflation (inflation risk). An inflation swap is a contract in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. These agreements may be privately negotiated in the over-the-counter market (OTC inflation swaps) or may be executed on a registered exchange (centrally cleared inflation swaps). Inflation swaps are reported in a table following the Schedule of Investments. The Fund held an average notional amount of $179,176,923 in inflation swaps for the reporting period. Inflation swaps are reported on a table following the Schedule of Investments.

Annual Report - December 31, 2021

Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 72,613(a)	Net unrealized depreciation on interest rate swaps	$(152,453) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 83,296(a)	Net unrealized depreciation on futures contracts	$(527,261) (a)
Inflation contracts (swaps)	Net unrealized appreciation on inflation swaps	$6,801,614 (a)
(a)Includes cumulative appreciation (depreciation) of interest rate contracts and inflation contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2021 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 433,795	Net change in unrealized depreciation on futures contracts	$(647,780)
Interest rate contracts (swaps)	Net realized gain on interest rate swaps	$ 120,707	Net change in unrealized depreciation on interest rate swaps	$(4,378)
Inflation contracts (swaps)	Net realized gain on inflation swaps	$6,119,547	Net change in unrealized appreciation on inflation swaps	$6,508,837
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund's average daily net assets over $1 billion dollars and 0.23% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$98,004	$106,676	$103,562	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. The Adviser is responsible for compensating the Sub-Adviser for its services.

Annual Report - December 31, 2021

Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $109,793,980 and $51,685,836, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $542,359,913 and $574,353,096, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $260,386 and received collateral as reported on the Statement of Assets and Liabilities of $271,200 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of corporate bonds and notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Inflation-Protected Securities Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022